FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

June 28, 2013

Date of Report (Date of Earliest Event Reported)

Commission File Number: 000-53069

HOLLYWOOD ENTERTAINMENT EDU HOLDING, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	26-1702585
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1875 Century Park East, 6th Floor Suite 73

Century City, CA 90067

(Address of Principal Executive Offices)

310-407-5452

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

Previous Independent Auditors:

On June 28, 2013, the registrant’s registered independent public accountant, EFP Rotenberg, LLP (“EFP”), notified registrant that their client-auditor relationship has ceased.  On July 1, 2013, the registrant engaged Patrick Rodgers, CPA, PA (“Rodgers”) as its new registered independent public accountant.

For the year ended December 31, 2012, EFP’s report did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles, except that the report contained an explanatory paragraph stating that there was substantial doubt about the registrant’s ability to continue as a going concern.

The decision to accept EFP’s cessation of services and to engage Rodgers was approved by the registrant’s board of directors.

.

Through the period covered by the financial audit for the year ended December 31, 2012 there have been no disagreements with EFP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of EFP would have caused them to make reference thereto in their report on the financial statements.  For the interim period through June 28, 2013 (the date of cessation), there have been no disagreements with EFP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of EFP would have caused them to make reference thereto in their report on the financial statements.

We have authorized EFP to respond fully to any inquiries of Rodgers.

During the year ended December 31, 2012 and the interim period through June 28, 2013, there have been no reportable events between the registrant and EFP as set forth in Item 304(a)(1)(v) of Regulation S-K.

The registrant provided a copy of the foregoing disclosures to EFP prior to the date of the filing of this report and requested that EFP furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this report.  A copy of this letter is filed as Exhibit 16.1 to this Form 8-K.

2) New Independent Accountants:

On June 28, 2013, the registrant engaged Patrick Rodgers, CPA, PA as its new registered independent public accountant.  During the year ended December 31, 2012 and 2011 and prior to June 28, 2013 (the date of the new engagement), we did not consult with Rodgers regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Registrant’s financial statements by Rodgers, in either case where written or oral advice provided by Rodgers would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01 Financial Statements and Exhibits

a.	None

b.	Exhibit

16.1 – Letter from EFP Rotenberg, LLP dated July 1, 2013, regarding the change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Hollywood Entertainment EDU Holding, Inc.

By:	/s/ David Lau
David Lau Chief Executive Officer

Dated:  July 1, 2013